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                                                                   EXHIBIT 10.3

                       AMENDMENT TO AMENDED AND RESTATED
                         EXECUTIVE EMPLOYMENT AGREEMENT

        THIS AMENDMENT TO AMENDED AND RESTATED EXECUTIVE EMPLOYMENT AGREEMENT (this "Amendment") is made and entered into as of August 16, 2002, by and between Ameristar Casinos, Inc., a Nevada corporation (the "Company"), and Gordon R. Kanofsky (the "Executive").

        WHEREAS, the Company and the Executive are parties to an Amended and Restated Executive Employment Agreement, dated as of March 11, 2002 (the "Agreement"); and

        WHEREAS, the Company and the Executive desire to amend the Agreement in certain respects as more particularly set forth in this Amendment.

        NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the Company and the Executive agree as follows:

        1. Amendment to Section 6.4(h). Section 6.4(h) of the Agreement is hereby amended by (i) deleting the word "primary" preceding the phrase "group health insurance" and (ii) deleting the word "excluding" preceding the phrase "Exec-U-Care or substitute benefits" and replacing it with the word "including".

        2. Amendment to Section 6.5(h). Section 6.5(h) of the Agreement is hereby amended by (i) deleting the word "primary" preceding the phrase "group health insurance" and (ii) deleting the word "excluding" preceding the phrase "Exec-U-Care or substitute benefits" and replacing it with the word "including".

        3. Amendment to Section 7.2(h). Section 7.2(h) of the Agreement is hereby amended by (i) deleting the word "primary" preceding the phrase "group health insurance" and (ii) deleting the word "excluding" preceding the phrase "Exec-U-Care or substitute benefits" and replacing it with the word "including".

        4. Confirmation. Except as amended pursuant to this Amendment, the terms of the Agreement shall continue in full force and effect.

        IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the date first written above.

AMERISTAR CASINOS, INC.                     EXECUTIVE:

By: /s/ Peter C. Walsh                       /s/ Gordon R. Kanofsky
   ------------------------------------     -----------------------------------
Name:   Peter C. Walsh                      GORDON R. KANOFSKY
Title:  Senior Vice Presidentand
        General Counsel